UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2023
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000
(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Purchase of Shares of Company Common Stock

On November 14, 2023, Mr. James C. Foster, Chair, President and Chief Executive Officer of Charles River Laboratories International, Inc. (the “Company”) purchased 5,620 shares of the Company’s common stock at an average price of $178.05 for an aggregate purchase price of approximately $1.0 million in open market transactions. Mr. Foster indicated that he engaged in these transactions in recognition of the confidence he has in the strategic direction and long-term growth prospects of the Company. Mr. Foster’s purchases will be reported separately on a Form 4 to be filed with the Securities and Exchange Commission.

Termination of Rule 10b5-1 Trading Plan

On November 14, 2023, Mr. Foster terminated his Rule 10b5-1 Trading Plan (the “Plan”) dated February 24, 2023. The Plan allowed for the sale of a maximum of 112,341 shares of the Company’s common stock at times specified in the Plan pursuant to a pre-established formula. Mr. Foster terminated the Plan in order to facilitate the purchase of shares of common stock of the Company on November 14, 2023, as described above, without concern of unintentionally violating short swing profit rules of Section 16 of the Securities Exchange Act of 1934, as amended, by affecting open market sales within six months of open market purchases. Mr. Foster did not sell any shares pursuant to the Plan.

This Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in this Current Report are “forward-looking,” rather than historic. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “may,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements also include statements about Mr. Foster’s belief in the Company’s strategic direction and growth prospects.

Forward-looking statements are based on the Company’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, statements about Mr. Foster’s beliefs with regard to the Company’s strategic direction and growth prospects. Furthermore, these and other risks relating to the Company are set forth in the documents filed by the Company with the Securities and Exchange Commission, including without limitation, the Company’s Annual Report on Form 10-K filed February 16, 2022. The Company does not undertake, and assumes no obligation and expressly disclaims any duty to update or revise its forward-looking statements or any of the information contained in this Current Report on Form 8-K, including related to future events or circumstances except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date:	November 15, 2023	By:	/s/ Matthew L. Daniel
Matthew L. Daniel, Corporate Senior Vice President,
General Counsel, Corporate Secretary & Chief Compliance Officer

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